Confirming Copy of Filing
                                                      December 13, 1995 and
                                                      February 16, 1996

                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report                                            December 7, 1995

                              HOLLYWOOD TRENZ, INC.
             (Exact Name of Registrant as specified in its charter)

Delaware                            0-23258                  59-2839130
(State or other jurisdiction      (Commission               (IRS Employer
of incorporation)                 File Number)           Identification No.)

                             3471 N. Federal Highway
                                    Suite 501
                            Ft. Lauderdale, FL 33306
                     (Address of principal executive office)

Registrant's telephone number,
including area code:                                          (954) 568-0433




          (Former name or former address, if changed since last report)

ITEM 1   CHANGES IN CONTROL OF REGISTRANT
          Not applicable

ITEM 2   ACQUISITION OR DISPOSITION OF ASSETS

     On December 7, 1995, the Registrant transferred and assigned to Advanced Media, Inc. 1,000,000 shares of common stock, par value $.0001 per share, of Advanced Media, Inc. in exchange for the transfer and assignment by Advanced Media, Inc. to the Registrant of 1,500,000 shares of common stock, par value $.0001 per share, of the Registrant pursuant to a Reciprocal Stock Exchange Agreement dated November 29, 1995 between the Registrant and Advanced Media, Inc.

ITEM 3   BANKRUPTCY OR RECEIVERSHIP
         Not applicable

ITEM 4   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT
         Not applicable

ITEM 5   OTHER EVENTS
         Not applicable

ITEM 6   RESIGNATION OF REGISTRANT'S DIRECTORS
         Not applicable

ITEM 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.
             1. Reciprocal Stock Exchange Agreement dated November 29, 1995 between Hollywood Trenz, Inc. and Advanced Media, Inc.

ITEM 8   CHANGE IN FISCAL YEAR
         Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYWOOD TRENZ, INC.
(Registrant)


By:   /s/ Edward R. Showalter
      -----------------------
      Edward R. Showalter
      Chairman, President and Chief Executive Officer

Date:  December 7, 1995